                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        METRO INFORMATION SERVICES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                      METRO
                              Information Services

                         REFLECTIONS II OFFICE BUILDING
                              200 GOLDEN OAK COURT
                                   THIRD FLOOR
                         VIRGINIA BEACH, VIRGINIA 23452

                NOTICE OF 2000 ANNUAL MEETING AND PROXY STATEMENT

                                   May 8, 2000


Dear Shareholder:

      The directors and officers of your company cordially invite you to attend the Annual Meeting of Shareholders ("2000 Annual Meeting") of Metro Information Services, Inc. ("Metro"), which will be held at the Ramada Plaza Resort Oceanfront, 5700 Atlantic Avenue, Virginia Beach, Virginia 23451, on Tuesday, June 13, 2000, at 2:30 p.m. local time. Please bring proof of identity to be admitted to the meeting.

      Shareholders of record on April 17, 2000 are entitled to vote at the 2000 Annual Meeting and all adjournments. Shareholders entitled to vote will elect one director, vote on an amendment and restatement of the Metro Information Services, Inc. Articles of Incorporation, and vote on ratification of the appointment of independent auditors, as described in the formal notice of meeting and proxy statement appearing on the following pages.

      Management will report on Metro's progress and comment on matters of current interest. There will be a period of informal discussion in which shareholders will have an opportunity to comment or ask questions.

      Whether or not you plan to attend the meeting in person, we ask that you carefully review the material on the following pages and vote your shares on the matters that will come before the meeting. Please vote your shares by marking your votes on the enclosed proxy card, signing and dating it and mailing it in the enclosed business reply envelope promptly.

      It is important that your shares are represented at the 2000 Annual Meeting even if you cannot attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, I urge you to vote as soon as possible by mailing your proxy card.

Very truly yours,



John H. Fain
Chairman and
Chief Executive Officer

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

      The 2000 Annual Meeting of Shareholders ("2000 Annual Meeting") of Metro Information Services, Inc. will be held at the Ramada Plaza Resort Oceanfront, 5700 Atlantic Avenue, Virginia Beach, Virginia 23451, on Tuesday, June 13, 2000, at 2:30 p.m. local time to consider and take action with respect to the following matters:

      1. Election of one Class 1 Director to serve for a term of three years or until a successor is elected;

      2. Amendment and restatement of the Metro Information Services, Inc. Articles of Incorporation to decrease the percentage of voting power of the outstanding shares required to approve certain extraordinary transactions and to amend the Company's Articles of Incorporation from 66 2/3% to a majority.

      3. Ratification of the appointment of KPMG LLP as independent auditors for the Company for the year ending December 31, 2000; and

      4. Such other business as may properly come before the meeting or any adjournment thereof.

      Holders of Common Stock of record at the close of business on April 17, 2000 are entitled to notice of, and to vote at, the 2000 Annual Meeting or any adjournment thereof. A list of such holders will be open to the examination of any shareholder, for any purpose germane to the meeting, at the offices of Metro Information Services, Inc., Reflections II Office Building, 200 Golden Oak Court, Third Floor, Virginia Beach, Virginia 23452, for a period of 10 days before the meeting.

By Order of the Board of Directors,



Robert J. Eveleigh
Secretary

May 8, 2000

             PROXY STATEMENT FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

                        METRO INFORMATION SERVICES, INC.
                         REFLECTIONS II OFFICE BUILDING
                              200 GOLDEN OAK COURT
                                   THIRD FLOOR
                         VIRGINIA BEACH, VIRGINIA 23452

                                     GENERAL

      The Board of Directors of Metro Information Services, Inc. ("Metro" or the "Company") solicits your proxy for use at the 2000 Annual Meeting of Shareholders ("2000 Annual Meeting") to be held at the Ramada Plaza Resort Oceanfront, 5700 Atlantic Avenue, Virginia Beach, Virginia 23451, on Tuesday, June 13, 2000 at 2:30 p.m. local time and at any time the 2000 Annual Meeting is reconvened following an adjournment.

      Shareholders of record of Metro Common Stock at the close of business on April 17, 2000 (the "Record Date") are entitled to vote at the 2000 Annual Meeting. Shareholders of record can vote in person at the meeting or name another person their proxy by mailing their signed proxy cards in the enclosed reply envelope. Any shareholder giving a proxy may revoke it at any time before it is exercised by executing another proxy or by appearing at the 2000 Annual Meeting and voting in person.

      On the Record Date, 15,073,770 shares of Metro Common Stock, $.01 par value ("Common Stock") were issued and outstanding. Each share entitles the holder to one vote. The persons appointed by the enclosed proxy card have advised the Board of Directors that it is their intention to vote at the meeting in compliance with the instructions on the proxies received from shareholders and, if no contrary instruction is indicated, FOR: (i) the election of the person nominated to serve as Class 1 Director, (ii) the adoption and approval of the amendment and restatement of the Metro Information Services, Inc. Articles of Incorporation, (iii) the ratification of appointment of KPMG LLP as the Company's independent auditors for the year ending December 31, 2000 and (iv) in accordance with the recommendations of the Board of Directors on the other matters brought before the meeting, as described herein.

      The Class 1 Director to be elected at the 2000 Annual Meeting will be elected by a plurality of the votes cast by the shareholders present in person or by proxy and entitled to vote. With regard to the election of the Class 1 Director, votes may be cast for or withheld for the nominee. Votes that are withheld will have no effect on the outcome of the election because the Class 1 Director will be elected by a plurality of votes cast.

      Abstentions may be specified on all proposals submitted to a shareholder vote other than the election of Directors. Abstentions and shares held of record by a broker or its nominee ("broker shares") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. If a quorum is present at the meeting, votes that are withheld and broker shares that are not voted (commonly referred to as "broker non-votes") are not included in determining the number of votes cast in the election of directors or on other matters.

      This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about May 8, 2000.

      THE COMPANY'S 1999 ANNUAL REPORT IS BEING SENT TO ALL SHAREHOLDERS CONCURRENTLY WITH THIS PROXY. THE COMPANY'S REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS, MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE, ON THE REQUEST OF A SHAREHOLDER. THE REQUEST SHOULD BE DIRECTED TO PATRICE BRYAN, INVESTOR RELATIONS, AT THE COMPANY'S ADDRESS LISTED ABOVE OR BY TELEPHONE TO (757) 306-0299. EXHIBITS WILL BE PROVIDED ON REQUEST AND PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

                     ITEM ONE - ELECTION OF CLASS 1 DIRECTOR

      The Board of Directors is composed of five members. The Board is divided into three classes of directors, Class 1, Class 2 and Class 3, in accordance with the Company's Articles of Incorporation. One director is a Class 1 director, two are Class 2 directors and two are Class 3 directors. The term of each class of directors expires at the Annual Meeting as follows: Class 1 in 2000, Class 2 in 2001 and Class 3 in 2002. The Class 1 director will be elected at the 2000 Annual Meeting. The term of the Class 1 Director elected at the 2000 Annual Meeting will expire at the Annual Meeting in 2003 or when his or her successor is elected and qualified. If for any reason a nominee for election at the 2000 Annual Meeting becomes unable or is unwilling to serve at the time of the 2000 Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee or nominees. It is not anticipated that any nominee will be unavailable for election.

      The following sets forth information as to each nominee for election at this 2000 Annual Meeting and each Director continuing in office, as well as Executive Officers and other key personnel of Metro, including his or her age, present principal occupation, other business experience during the last five years, directorships in other publicly-held companies, membership on committees of the Board of Directors and period of service with Metro:

NOMINEE FOR ELECTION AT THIS MEETING TO A TERM EXPIRING IN 2000:

         JOHN H. FAIN, 51, is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Mr. Fain was Chairman of Metro's Compensation Committee until succeeded by Mr. Becker effective February 1, 1999. Mr. Fain remains a member of the Compensation Committee. Mr. Fain has been a Director since 1979 and his current term as a director expires at Metro's 2000 Annual Meeting.

DIRECTORS CONTINUING TO SERVE

         RAY E. BECKER, 63, is founder and President of Consultants to Management, Inc. of Ellsworth, Maine (management consulting services), and has held those positions since 1995. From 1985 to 1994, Mr. Becker served in a variety of roles with Keane, Inc., retiring as Vice President and Western Regional Manager for Keane in 1994. Mr. Becker has served on Metro's Board of Directors since April 1997. Mr. Becker's term as a director expires at Metro's 2001 Annual Meeting. Mr. Becker was named Chairman of Metro's Compensation Committee effective February 1, 1999 and he is also a member of Metro's Audit Committee.

         ANDREW J. DOWNING, 44, is a Director and Executive Vice President and Chief Operating Officer of the Company. Between 1983 and July 1996, Mr. Downing served in various marketing capacities in the Company's Virginia Beach, Virginia office, as a Regional Vice President and a Vice President of Operations. In July 1996, Mr. Downing became Executive Vice President and Chief Operating Officer of the Company. Mr. Downing has served on the Board of Directors since January 1997. Mr. Downing's term as a director expires at Metro's 2001 Annual Meeting.

         ROBERT J. EVELEIGH, 40, is a Director and Vice President of Finance, Secretary, Treasurer and Chief Financial Officer of the Company. Between August 1988 and January 1997, Mr. Eveleigh was an attorney with Williams Mullen Clark & Dobbins, the Company's general counsel. Mr. Eveleigh is also a certified public accountant. Mr. Eveleigh became Metro's Vice President of Finance, Treasurer and Chief Financial Officer on January 29, 1997 and its Secretary on April 30, 1998. Mr. Eveleigh has served on Metro's Board of Directors since January 1997. Mr. Eveleigh's term as a director expires at Metro's 2002 Annual Meeting.

         A. EUGENE LOVING, JR., 57, is Chairman of the Board and Chief Executive Officer of Max Media LLC ("Max"). Mr. Loving has held these positions with Max and its predecessors since 1991. Mr. Loving has served on the Board of Directors since April 1997. Mr. Loving's term as a director expires at Metro's 2002 Annual Meeting. Mr. Loving is a member of Metro's Audit Committee and its Compensation Committee.

OTHER EXECUTIVE OFFICERS OF THE COMPANY

         CHARLES A. ADAMS, 38, became a Vice President - Business Development effective April 1, 1999. Mr. Adams joined the Company in 1989. Between 1995 and April 1, 1999, Mr. Adams served as Marketing Director of the Company's Dallas, Texas office, Expansion Director for new offices and Director of the Company's Austin, Texas office.

         BRADLEY B. BRESEMAN, 49, became Vice President of Administrative Services and Chief Administrative Officer effective July 1, 1998. Mr. Breseman joined the Company in April 1995 and served as Director of Administrative Services until being named to his current position. Before joining Metro, Mr. Breseman spent 22 years with A.B. Dick Company in various capacities, last serving as Vice President, Service and Distribution.

         BRUCE F. GANNETT, 44, joined the Company in May 1999 as a Vice President - Business Development. Between 1995 and 1999, Mr. Gannett served as a Senior Vice President of Sykes Enterprises, Inc., President of L&L Foods of Tampa, Florida and a Vice President of Judge Technical Services, Inc., an IT services company based in Philadelphia, Pennsylvania.

         ARTHUR C. HARWOOD, 51, became a Vice President - Business Development effective January 1, 1999. Mr. Harwood joined the Company in 1993 and served as Division Director in the Company's Jacksonville, Florida office from 1993 until being named a Vice President - Business Development.

         RICHARD C. JAECKLE, 54, is a Vice President - Business Development. Mr. Jaeckle joined the Company in 1987 and has served as a Vice President - Business Development since January 1994. From July 1989 to December 1993, he was responsible for the selection and development of new offices.

         MICHAEL G. MARTIN, 44, is a Vice President - Business Development. Mr. Martin joined the Company in 1989 and has served as a Vice President - Business Development since January 1998. He served as marketing director of Metro's Winston-Salem, North Carolina office from 1989 until being named a Vice President - Business Development.

         EDWARD N. MYERS, JR., 56, became a Vice President - Business Development effective January 2000. Mr. Myers joined the Company in 1999 when the Company acquired D.P. Specialists, Inc. Before joining Metro, Mr. Myers served as President of D.P. Specialists, Inc. for 13 years. From January 1999 to January 2000, he served as Division Director in the Company's Los Angeles, California office.

         KATHLEEN A. NEFF, 49, is Chief Technology Officer. Ms. Neff joined Metro in 1980 and served as Vice President - Business Development from January 1996 to September 1999. From January 1983 to December 1995, she served as the Technical Director of the Company's Richmond, Virginia office. She was named to her current position in October 1999.

         R. LAWRENCE WHITLEY, 39, is Vice President of Information Services and Chief Information Officer. Mr. Whitley joined the Company in September 1988 and served as Director of Information Services from July 1992 until being named to his current position. From April 1989 through June 1992, he served as the Manager of Information Services. From September 1988 through April 1989, he was an Information Systems Consultant working on the Company's recruiting systems.

THE BOARD OF DIRECTORS

      The business and affairs of Metro are managed under the direction of the Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance of Metro rather than day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business by various reports and documents sent to them as well as by reports presented at meetings of the Board and its committees by officers and employees of Metro. The Board of Directors met five times during 1999. Each of the directors participated in all Board meetings held during the year, except Mr. Becker was unable to participate in the April 1999 meeting.

COMMITTEES OF THE BOARD

      The Audit Committee, which is composed entirely of Directors who are not officers or employees of Metro ("Outside Directors"), reviews the Company's accounting functions, operations and management and the adequacy and effectiveness of the internal controls and internal auditing methods and procedures of the Company. The Audit Committee recommends to the Board the appointment of the independent auditors for the Company. In connection with its duties, the Audit Committee meets privately with the independent auditors. The Audit Committee was formed in April 1997 and met once during 1997, once during 1998 and once during 1999.

      The Compensation Committee, which is composed of John H. Fain and two Outside Directors, reviews and acts with respect to pension, compensation and other employee benefit plans, approves the salary and compensation of the officers of Metro other than chief executive officer and the other four most highly compensated officers. The Compensation Committee makes recommendations to the full Board of Directors concerning the salary and compensation of the chief executive officer and the other four most highly compensated officers of Metro. The Compensation Committee was formed in April 1997 and met once in 1997, twice in 1998 and twice in 1999 to consider the 1998 and 1999 and 2000 compensation plans for the Company's executive officers.

      The committee membership of the nominee Director is set forth in the biographical information above.

      The Company does not have a nominating committee.

DIRECTOR COMPENSATION

      Directors who are executive officers of the Company receive no compensation for their service as members of either the Board of Directors or committees thereof. During 1999, the Outside Directors, Mr. Becker and Mr. Loving, each received a fee of $3,000 for each Board of Directors meeting attended and $1,000 for each committee meeting attended and reimbursement for their expenses. In addition, under the Company's non-qualified stock option plan for Outside Directors (the "Outside Directors Stock Plan"), each Outside Director received an option for 1,000 shares of the Common Stock for their participation in Metro's 1999 Annual Meeting, held June 8, 1999. At each Annual Meeting of shareholders thereafter, such director shall be granted an additional option for 1,000 shares of the Common Stock. The options granted to Outside Directors may be exercised immediately at a price equal to the fair market value of the Common Stock on the date of grant. The options expire 10 years after the date of grant or one year after the Outside Director is no longer a director of the Company, whichever is earlier. Options for an aggregate of 50,000 shares of the Common Stock may be granted under the Outside Directors Stock Plan. The Company granted options for 2,000 shares under this plan during 1999.

                       BENEFICIAL OWNERSHIP OF SECURITIES

      The following table sets forth, as of April 17, 2000, certain information regarding the beneficial ownership of Metro Common Stock, by (i) each of the Company's directors, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all directors and officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of Common Stock. Unless otherwise indicated in the footnotes to the table below, each person or entity named below has an address in care of the Company's principal office. All share amounts have been rounded to the nearest whole share.


DIRECTORS, OFFICERS                                                                  TOTAL
AND 5% SHAREHOLDERS                                                                OWNERSHIP (1)     PERCENTAGE
-------------------                                                                -------------     ----------

John H. Fain(2).............................................................           8,360,665       55.6
Andrew J. Downing(3).........................................................            509,363        3.4
Robert J. Eveleigh(4)........................................................             11,936         *
Ray E. Becker(5) ............................................................              6,000         *
Richard C. Jaeckle(6)........................................................             78,346         *
A. Eugene Loving, Jr.(7)....................................................               6,100         *
Kathleen A. Neff(8)..........................................................            214,802        1.4
The Fain Family Irrevocable Trust 1993(9)....................................          1,206,510        8.0
All directors and executive officers as a group (14 persons)(2)..............          9,277,668       61.4

--------
* Indicates less than 1%.

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the "Commission") and includes general voting power or investment power with respect to securities. Shares of the Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of the date of this Report are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise specified below, the persons named in the table above have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.

(2) Includes 1,206,510 shares of the Common Stock owned by a trust established by Mr. Fain of which his wife, Joyce L. Fain, and his sister, Cynthia L. Akins, are the co-trustees and of which Mr. Fain disclaims beneficial ownership, 227,974 shares of the Common Stock held by a trust of which Mr. Fain's son is the beneficiary and Mr. Fain is the trustee and of which Mr. Fain disclaims beneficial ownership and 206,930 shares of the Common Stock held by Ms. Akins as custodian for the benefit of Mr. Fain's daughter under the Virginia Uniform Transfers to Minors Act of which Mr. Fain disclaims beneficial ownership.

(3) Includes 60,759 shares of the Common Stock owned by a trust established by Mr. Downing and his wife, Cheryl O. Downing, of which his wife is the sole trustee. Also includes 3,000 option shares awarded in 1997, 3,000 option shares awarded in 1998, and 3,000 option shares awarded in 1999 which are currently exercisable under the Incentive Stock Option Plan. The business address of The Downing Irrevocable Trust 1997 is 2401 Haversham Close, Virginia Beach, VA 23454.

(4) Includes 4,500 option shares awarded in 1997, 3,000 option shares awarded in 1998 and 3,000 option shares awarded in 1999 which are currently exercisable under the Incentive Stock Option Plan.

(5) Includes 4,000 option shares awarded in 1997, 1,000 options shares awarded in 1998 and 1,000 option shares awarded in 1999 which are currently exercisable under the Outside Directors Stock Plan. Mr. Becker's business address is P.O. Box 1448, Ellsworth, ME 04605.

(6) Includes 3,000 option shares awarded in 1997, 3,000 option shares awarded in 1998 and 3,000 option shares awarded in 1999 which are currently exercisable under the Incentive Stock Option Plan.

(7) Includes 4,000 option shares awarded in 1997, 1,000 option shares awarded in 1998 and 1,000 option shares awarded in 1999 which are currently exercisable under the Outside Directors Stock Plan. Mr. Loving's business address is 900 Laskin Road, Virginia Beach, Virginia 23451.

(8) Includes 3,000 option shares awarded in 1997, 3,000 option shares awarded in 1998 and 3,000 option shares awarded in 1999 which are currently exercisable under the Incentive Stock Option Plan.

(9) The business address of The Fain Family Irrevocable Trust 1993 is P.O. Box 8888, Virginia Beach, Virginia 23450.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The Company is required to identify any director or officer who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and change in ownership of the Company's equity securities. All directors and officers were in compliance in 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      There were no related party transactions required to be disclosed for 1999.

      The Audit Committee of the Board of Directors is responsible for reviewing all transactions between the Company and any officer or director of the Company or any entity in which an officer or director has a material interest. Any such transactions must be on terms no less favorable than those that could be obtained on an arms-length basis from independent third parties.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

      The following table sets forth certain information concerning compensation paid to or earned by the Company's President and Chief Executive Officer and each of the Company's four other most highly compensated executive officers who earned more than $100,000 (the "Named Executive Officers") for services rendered during the years ended December 31, 1999, 1998 and 1997.


                                                                                     LONG-TERM
                                                 ANNUAL COMPENSATION                COMPENSATION
                                           ----------------------------------   -------------------
                                                                                 SHARES OF COMMON
                                                         SALARY      BONUS       STOCK UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR        ($)        ($)           OPTIONS(#)         COMPENSATION ($)
---------------------------                    ----        ---        ---           ----------         ----------------
John H. Fain,                                  1999      362,769       30,000               --                22,676 (1)
   Chairman of the Board, President and        1998      330,000      130,000               --                15,636 (2)
   Chief Executive Officer                     1997      300,000      195,000               --                16,339 (2)

Andrew J. Downing,                             1999      302,308       25,000           15,000                 5,180 (1)
   Executive Vice President and Chief          1998      264,000      102,500            5,000                 6,559 (2)
   Operating Officer                           1997      240,000      159,914            5,000                 5,330 (2)

Robert J. Eveleigh                             1999      166,269       20,000           15,000                 7,170 (1)
  Chief Financial Officer                      1998      151,200       65,000            5,000                 6,005 (2)
                                               1997      112,485      105,000            5,000                 5,300 (2)

Richard C. Jaeckle,                            1999      221,692       20,000           15,000                 5,180 (1)
   Vice President - Business Development       1998      200,000      122,500            5,000                 6,000 (2)
                                               1997      180,000      138,750            5,000                 6,086 (2)

Kathleen A. Neff,                              1999      231,769       35,000           15,000                 5,180 (1)
   Chief Technology Officer                    1998      200,000       77,500            5,000                 6,388 (2)
                                               1997      180,000      128,567            5,000                10,673 (2)

---------
(1) Retirement Savings Plan and Trust contributions were $4,800 for each of the Named Executive Officers. Amounts paid for excess accrued vacation and sick leave amounted to $17,496 for Mr. Fain, $0 for Mr. Downing, $1,150 for Mr. Eveleigh, $0 for Mr. Jaeckle and $0 for Ms. Neff. The remaining amounts represent non-cash compensation for use of Company condominiums and other miscellaneous amounts.

(2) Includes amounts the Company contributed to the Metro Information Services, Inc. Retirement Savings Plan and Trust, amounts paid for excess accrued vacation and sick leave, non-cash compensation for use of Company condominiums and other miscellaneous amounts for 1997 and 1998.

1999 OPTION GRANTS TABLE

         The following table sets forth the number of options to purchase shares of Common Stock granted to the Named Executive Officers during 1999.


                                 Number of            Percent of Total
                                  Shares              Options Granted    Exercise or                   Present Value
                                 Underlying            to Employees      Base Price       Expiration    on Date of
            NAME               OPTIONS GRANTED           IN 1999        ($/SHARE) (1)       DATE       GRANT ($) (2)
            ----              ------------------         -------        -------------       ----       --------------
John H. Fain...............               --               --                 --             --              --
Andrew J. Downing..........            10,000              1.3             $16.500        02/18/09        $94,500
Andrew J. Downing..........             5,000              0.7             $14.625        11/01/09        $42,700
Robert J. Eveleigh.........            10,000              1.3             $16.500        02/18/09        $94,500
Robert J. Eveleigh.........             5,000              0.7             $14.625        11/01/09        $42,700
Richard C. Jaeckle.........            10,000              1.3             $16.500        02/18/09        $94,500
Richard C. Jaeckle.........             5,000              0.7             $14.625        11/01/09        $42,700
Kathleen A. Neff...........            10,000              1.3             $16.500        02/18/09        $94,500
Kathleen A. Neff...........             5,000              0.7             $14.625        11/01/09        $42,700

---------------
(1) All options were granted at an exercise price equal to the fair market value of the underlying securities on the grant date. Options were granted on March 18, 1999 and December 1, 1999. The options vest ratably over five years and three years, respectively, and will expire, at the latest, nine years and 11 months after the date of grant.

(2) This value is based on the Black-Scholes option pricing model which includes assumptions for variables such as interest rates, stock price volatility and future dividend yield. The Company's use of this model is not an endorsement of its accuracy. Whether the model assumptions used will prove to be accurate cannot be known at the date of grant or as of the date of this Report. The Black-Scholes model produces a value based on freely tradable securities. Because the stock options awarded in 1999 are non-transferable, the "present value" shown cannot be realized by the holder. Recognizing these limitations of the model, the following assumptions were used to estimate the present value on the date of grant:
     3/18/99 grants - dividend yield of 0%, risk-free rate of return of 5.1%, estimated volatility of 62% and estimated average expected option term of 5 years; 12/1/99 grants - dividend yield of 0%, risk-free rate of return of 6.1%, estimated volatility of 62% and estimated average expected option term of 5 years.

1999 YEAR-END OPTION VALUE TABLE

         During 1999, no stock options were exercised by any of the Named Executive Officers. The following table sets forth the number and value of all unexercised options at year end for these individuals:


                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                                                             OPTIONS AT YEAR END (#)             YEAR END ($)
NAME                                                        EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----                                                        -------------------------     -------------------------
John H. Fain.............................................                          0/0                        $0/$0
Andrew J. Downing........................................                 9,000/21,000             $53,280/$125,470
Robert J. Eveleigh.......................................                10,500/22,000             $65,745/$133,780
Richard C. Jaeckle.......................................                 9,000/21,000             $53,280/$125,470
Kathleen A. Neff.........................................                 9,000/21,000             $53,280/$125,470

EMPLOYMENT AGREEMENTS

      In connection with the Company's January 29, 1997 initial public offering, the Company entered into employment agreements with each of its Named Executive Officers effective January 1, 1997. The employment agreements provide for an initial term of one year. Thereafter, each agreement will automatically renew for successive one-year terms unless terminated by either party. Each employment agreement provides that an officer's compensation will include a base salary, a performance bonus and other bonus programs and benefit plans. The performance bonus is based on the Company's achievement of specified levels of revenue and operating income as determined by the Compensation Committee. The agreements contain provisions protecting against use of the Company's confidential information and protecting the Company against competition from each officer for a two-year period after termination of employment in any market in which the Company operates. For 2000, the base salaries of the Named Executive Officers are as follows: Mr. Fain, $390,000; Mr. Downing, $330,000; Mr. Eveleigh $180,000; Mr. Jaeckle, $235,000; and Ms. Neff, $250,000.

         Each employment agreement also includes a salary continuation arrangement in the event of a serious illness or accident that leads to long-term disability or in the event of termination of the agreement by the Company without cause. The amount payable under these arrangements from Metro's funds and group disability policy could exceed $100,000 under each employment agreement.

         ITEM TWO--APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF
                                 INCORPORATION

         The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend and restate the Company's Articles of Incorporation to decrease the percentage of the outstanding voting power required to approve certain extraordinary transactions from 66 2/3% to more than 50%. Accordingly, the Board of Directors has unanimously approved the proposed amendment and restatement of the Articles of Incorporation in the form set forth on Exhibit A attached hereto (the "Amendment") and hereby solicits the approval of the Company's stockholders of the Amendment. If the stockholders approve the Amendment, the Board of Directors will file Amended and Restated Articles of Incorporation reflecting the Amendment with the State Corporation Commission of the Commonwealth of Virginia as soon as practicable after such stockholder approval. If the Amendment is not approved by the stockholders, the existing Amended and Restated Articles of Incorporation will continue in effect.

         The objective of the Amendment is to give the Company and its stockholders greater flexibility to approve certain extraordinary transactions and to amend the Articles of Incorporation as necessary to address future business needs. If the stockholders approve the proposed Amendment, the holders of a majority of the Company's outstanding Common Stock could approve (1) the merger, share exchange or consolidation of the Company with any other corporation, limited liability company, partnership or any other entity, (2) the sale, lease, exchange or other disposal of all or substantially all of the Company's assets and (3) changes to the Company's Articles of Incorporation. The Company has 1,000,000 shares of authorized, but undesignated, Preferred Stock. The Company does not have any Preferred Stock issued or reserved for issuance and has no current plans to issue any Preferred Stock.

         The affirmative vote of at least 66 2/3% of the outstanding shares of Common Stock of the Company is required for approval of this proposal. Abstentions and broker non-votes will each be counted as votes against the proposal.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT.

         ITEM THREE--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors, on recommendation of the Audit Committee, has appointed KPMG LLP, as independent auditors, to audit the financial statements of the Company for the year ending December 31, 2000. KPMG LLP has served as independent auditor for the Company since 1996.

      A proposal will be presented at the meeting to ratify the appointment of KPMG LLP as Metro's independent auditors. One or more members of that firm are expected to be present at the 2000 Annual Meeting to respond to questions and to make a statement if they desire to do so. If the shareholders do not ratify this appointment by the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting, other independent auditors will be considered by the Board on recommendation of the Audit Committee.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         John H. Fain, Chairman of the Board, President and Chief Executive Officer of Metro, served as Chairman of the Compensation Committee until succeeded by Mr. Becker effective February 1, 1999. Mr. Fain remains a member of the Compensation Committee. No other interlocks or insider participation required to be disclosed under this caption occurred during 1999.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors has responsibility for establishing and monitoring compensation programs of the Company's executive officers, which include the Company's President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, Vice President and Chief Financial Officer, Chief Technology Officer and each Vice President - Business Development. The Compensation Committee is composed of the two outside directors, Mr. Becker (Chairman) and Mr. Loving, and Mr. Fain, the Company's Chairman of the Board, President and Chief Executive Officer. Mr. Fain does not participate in the Compensation Committee's consideration of his compensation.

      The Compensation Committee was formed on April 18, 1997 after the Company's January 1997 initial public offering. The 1997 Compensation Plans ("1997 Compensation Plans") for the Company's executive officers were established before the initial public offering. Accordingly, the Compensation Committee was not involved in the determination of the 1997 Compensation Plans. Mr. Fain, who was then the Company's sole Director, made those compensation decisions. The Compensation Committee met once in 1997, twice in 1998 and twice in 1999 to consider the 1998 and 1999 and 2000 compensation plans for the Company's executive officers.

      The Company's 1997, 1998 and 1999 Compensation Plans were designed and administered so that a significant portion of each executive officer's compensation was linked to the Company's financial performance and so that the interests of the Company's executive officers were aligned with the interests of its shareholders. The Company's compensation plans include base salary; incentive awards based on financial performance of the Company for each quarter and the year and incentive stock option awards. The base salary of the executive officers is based on a number of factors, including base salary for executives in similar companies, the experience and training of the executive officer and the length of service of the executive officer with the Company. A significant percentage of the executive officers' compensation for 1997 and 1998 was based on the Company achieving certain revenue, operating income and other performance goals, including consultant growth, productivity and consultant retention. These goals were met or exceeded by the Company.

         Before the Company's initial public offering, the Company established the Metro Information Services, Inc.

1997 Employee Incentive Stock Option Plan (the "Incentive Stock Plan") to provide incentive to the Company's key employees, including the executive officers of the Company, to increase the value of the Company's stock. In 1997, 1998 and 1999, each of the executive officers (other than Mr. Fain, who is ineligible to participate in the Incentive Stock Plan) received grants of options under the Incentive Stock Plan. The options granted executive officers under the Incentive Stock Plan vest over a five-year period.

         This report is submitted by the members of the Compensation Committee:

             Ray E. Becker
             John H. Fain
             A. Eugene Loving, Jr.



PERFORMANCE GRAPH

      The following graph provides a comparison of the cumulative total stockholder return on the Common Stock with the cumulative total return on The Nasdaq Stock Market and a group of 10 peer companies during the period from the Company's initial public offering on January 29, 1997 through December 31, 1999. The comparison assumes that $100 was invested at the beginning of the period in the stock or index and assumes the reinvestment of any dividends. The Company selected a peer group of other IT services companies with similar service offerings. The peer companies are: Analysts International Corp., Ciber, Inc., Computer Horizons Corp., Computer Task Group, Inc., Cotelligent Group, Inc., Hall, Kinion & Associates, Inc., Keane, Inc., Modis Professional Services, Inc., Renaissance Worldwide, Inc. and SCB Computer Technology, Inc. This year the peer group includes two new companies: Hall, Kinion & Associates, Inc. and Modis Professional Services, Inc. They were added to replace two companies included in last years' peer group, Computer Management Sciences, Inc. and Data Processing Resources Corp., who are no longer comparable because they were acquired by larger organizations. The peer group index reflects the weighted average market capitalization of the group.


                                    [GRAPH]


This graph depicts the performance of $100 invested on January 29, 1997, in the Company's Common Stock, Nasdaq Stock Market (U.S.) and peer group IT services companies, including reinvestment of any dividends for the fiscal year ended December 31, 1997, 1998 and 1999.

Corresponding index value and Common Stock price values are given below:


                                        JANUARY 29,      DECEMBER 31, 1997    DECEMBER 31, 1998    DECEMBER 31, 1999
                                        ------------     -----------------    -----------------    -----------------
                                           1997                1997                 1998                 1999
                                           ----                ----                 ----                 ----
Metro Information Services, Inc.          $100.00             $173.44              $187.50              $150.00
The Nasdaq Stock Market (U.S.)            $100.00             $116.86              $163.99              $297.08
Peer Group                                $100.00             $161.83              $119.33              $ 98.65


                    SUBMISSION OF 2000 SHAREHOLDER PROPOSALS

      Proposals of the shareholders intended to be presented at the Annual Meeting in 2000 must be received by the Secretary of Metro Information Services, Inc., Reflections II Office Building, 200 Golden Oak Court, Third Floor, Virginia Beach, Virginia 23452, no later than January 1, 2001 to be considered for inclusion in the Company's 2001 proxy material.

                             ADDITIONAL INFORMATION

      In addition to soliciting proxies through the mail, certain employees of Metro and its transfer agent Firstar Trust Company, may solicit proxies in person and by telephone. Metro has retained Firstar Trust Company to assist in the solicitation of proxies, primarily from brokers, banks and other nominees, for an estimated fee of $3,500. Metro will bear the cost of soliciting these proxies. As is customary, Metro will, on request, reimburse brokers, bankers, nominees, custodians and other record holders for their out-of-pocket expense of forwarding proxy materials to the beneficial owners of the shares.

                          ANNUAL REPORT TO SHAREHOLDERS

      The Company's 1999 Annual Report is being sent to all shareholders concurrently with this proxy statement. The Company's report on Form 10-K, as filed with the Securities and Exchange Commission for the Company's year ended December 31, 1999, including the financial statements, schedules and a list of exhibits, may be obtained from the Company without charge, on the request of a shareholder. The request should be directed to Patrice Bryan, Investor Relations, at the Company's address listed above or by telephone to (757) 306-0299. Exhibits will be provided on request and payment of the Company's reasonable expenses in furnishing the exhibits.

      YOUR VOTE IS IMPORTANT. PLEASE COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

By Order of the Board of Directors,



Robert J. Eveleigh
Secretary

EXHIBIT A

                        METRO INFORMATION SERVICES, INC.
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                    ARTICLE I
                                      NAME

         The name of the Corporation is Metro Information Services, Inc.

                                   ARTICLE II
                                     PURPOSE

         The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Virginia Stock Corporation Act, as amended (the "Act").


                                   ARTICLE III
                                AUTHORIZED SHARES


         3.1 NUMBER AND DESIGNATION. The aggregate number and designation of shares which the Corporation shall have the authority to issue and the par value per share are as follows:

          CLASS           NUMBER OF SHARES          PAR VALUE

          Preferred           1,000,000              $0.01
          Common             50,000,000              $0.01


         3.2 PREEMPTIVE RIGHTS. No holder of outstanding shares of any class shall have any preemptive right with respect to (i) any shares of any class of the Corporation, whether now or hereafter authorized (ii) any warrants, rights or options to purchase any such shares or (iii) any obligations convertible into or exchangeable for any such shares or into warrants, rights or options to purchase any such shares.


                                   ARTICLE IV
                                PREFERRED SHARES

         4.1 ISSUANCE IN SERIES. The Board of Directors (the "Board"), by the affirmative vote of at least a majority of the members of the Board, is authorized to issue the Preferred Shares referred to in paragraph 3.1 ("Preferred Shares") above from time to time in one or more series and to provide for the designation, preferences, limitations and relative rights of the Preferred Shares of each series of preferred stock by the adoption of Articles of Amendment to the Articles of Incorporation of the Corporation setting forth the following:

                  (i) the maximum number of shares in the series and the designation of the series, which designation shall distinguish the shares thereof from the shares of any other series or class;

                  (ii) whether shares of the series shall have special, conditional or limited voting rights or no right to vote, except to the extent prohibited by law;

                  (iii) whether shares of the series are redeemable or convertible:

                           (a) at the option of the Corporation, a shareholder
or another person or on the occurrence of a designated event;

                           (b) for cash, indebtedness, securities or other
property; or

                           (c) in a designated amount or in an amount determined
in accordance with a designated formula or by reference to extrinsic data or events;

                  (iv) any right of holders of shares of the series to distributions, calculated in any manner, including the rate or rates of dividends, and whether dividends shall be cumulative, noncumulative or partially cumulative;

                  (v) the amount payable on the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

                  (vi) any preference of the shares of the series over the shares of any other series or class with respect to distributions, including dividends, and with respect to distributions on in the liquidation, dissolution or winding up of the affairs of the Corporation; and

                  (vii) any other preferences, limitations or specified rights (including a right that no transaction of a specified nature shall be consummated while any shares of such series remain outstanding, except on the assent of all or a specified portion of such shares) now or hereafter permitted by the laws of the Commonwealth of Virginia and not inconsistent with the provisions of this Section 4.1.

         Except as to the designations, preferences, limitations and relative rights of each series of Preferred Shares which the Board is authorized to establish, as is hereinabove set forth, all Preferred Shares, regardless of series shall rank in a parity as to dividends (whether the dividend rates or payment dates are different) and as to rights in the liquidation, dissolution or winding up of the affairs of the Corporation (whether the redemption or liquidation prices are different).

         4.2 ARTICLES OF AMENDMENT. Before the issuance of any shares of a series, Articles of Amendment establishing such series shall be filed with and made effective by the State Corporation Commission of Virginia, as required by law.


                                    ARTICLE V
                                  COMMON SHARES

         5.1 CLASSES AND VOTING RIGHTS. As stated in Article III, the Corporation shall be authorized to issue fifty million (50,000,000) shares of common stock of the Corporation which shall be divided into two classes, Common Stock and Nonvoting Common Stock. The Corporation may issue up to forty-nine million (49,000,000) shares of Common Stock and one million (1,000,000) shares of Nonvoting Common Stock. Common Stock shall have the sole right to vote and the Nonvoting Common Stock shall have no right to vote; provided, however, in all other respects, the Common Stock and the Nonvoting Common Stock shall have identical rights.

         5.2 DISTRIBUTIONS. Subject to the rights of the holders of any existing shares ranking prior to Common as to dividends or rights in the liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common shall be entitled to share equally, share for share, in distributions, including dividends, when declared by the Board and in the net assets of the Corporation on the liquidation, dissolution or winding up of the affairs of the Corporation.

         5.3 EXISTING SHARES. On the date these restated Articles are effective and without further action by the Corporation, each issued and outstanding share of the Corporation's Class A Common Stock shall become an issued and outstanding share of Common Stock and each issued and outstanding share of the Corporation's Class B Common Stock shall become an issued and outstanding share of Nonvoting Common Stock.

                                   ARTICLE VI
                               BOARD OF DIRECTORS

         6.1 STAGGERED BOARD. The Board of Directors of the Corporation shall consist of one or more individuals, with the number fixed in accordance with the Bylaws of the Corporation (the "Bylaws"). Beginning with the first meeting of shareholders at which three or more directors are to be elected and thereafter so long as the Corporation has three or more directors, the members of the Board of Directors shall be divided into three classes, Class 1, Class 2 and Class 3, as nearly equal in number as possible. In that event, the terms of the directors in Class 1 shall expire at the first annual shareholders' meeting after their election, the terms of Class 2 directors shall expire at the second annual shareholders' meeting following their election and the terms of the Class 3 directors shall expire at the third annual shareholders' meeting after their election. At each annual shareholders' meeting after the first elections of the Class 1, Class 2 and Class 3 directors, as the case may be, directors shall be chosen for a term of three (3) years.

         6.2 NEW DIRECTORS. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be apportioned among the classes by the Board as to make all classes as nearly equal in number as possible.

         6.3 REMOVAL. Any director whose term has not expired may be removed by the shareholders only at the annual meeting of shareholders. Removal of a director by the shareholders shall require a two-thirds vote of the outstanding shares entitled to vote. The Board may remove any director at any time, provided no less than two-thirds of the Board votes in favor of the director's removal.


                                   ARTICLE VII
                     LIMIT ON LIABILITY AND INDEMNIFICATION

         7.1 DEFINITIONS. For purposes of this Article the following definitions shall apply:

                  (i) "Corporation" means this Corporation only and no predecessor entity or other legal entity;

                  (ii) "expenses" include counsel fees, expert witness fees, and costs of investigation (including litigation and appeal), as well as any amounts expended in asserting a claim for indemnification;

                  (iii) "liability" means the obligation to pay a judgment, settlement, penalty, fine or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan;

                  (iv) "legal entity" means a corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise;

                  (v) "predecessor entity" means a legal entity the existence of which ceased on its acquisition by the Corporation in a merger or otherwise; and

                  (vi) "proceeding" means any threatened, pending or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

         7.2 LIMIT ON LIABILITY. The directors and officers of this Corporation shall not be liable to the Corporation or its shareholders in any instance in which the Act (as it exists on the date these Articles are effective or as it exists on the date of an amendment hereto) permits the limitation or elimination of liability of directors or officers of a corporation to the corporation or its shareholders.

         7.3 INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify any individual who is, was or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Corporation) because such individual is or was a director or officer of the Corporation or because such individual is or was serving the Corporation or any other legal entity in any capacity at the request of the Corporation while a director or officer of the Corporation, against all liabilities and reasonable expenses incurred in the proceeding, except to the extent that such liabilities and expenses are incurred because of such individual's willful misconduct or knowing violation of the criminal law. Service as a director or officer of a legal entity controlled by the Corporation shall be deemed service at the request of the Corporation.

                  (i) The determination that indemnification under Section 7.3 is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law and, in the case of an officer, as provided in Section 7.4 of this Article; provided, however, that if a majority of the directors of the Corporation has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed on by the Board and such person.

                  (ii) Unless a determination has been made that indemnification is not permissible, the Corporation shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding on receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director's or officer's ability to make repayment.

                  (iii) The termination of a proceeding by judgment, order, settlement, conviction or on a plea of NOLO CONTENDERE or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make such director or officer ineligible for indemnification.

                  (iv) The Corporation is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Section 7.3.

                  (v) No person's rights under Section 7.3 of this Article shall be limited by the provisions of Section 7.4.

         7.4 INDEMNIFICATION OF OTHERS. The Corporation may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers pursuant to Section 7.3, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities and any person serving any other legal entity in any capacity at the request of the Corporation and may contract in advance to do so. The determination that indemnification under Section 7.4 is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law.

         7.5      MISCELLANEOUS.

                  (i) The rights of each person entitled to indemnification under this Article shall inure to the benefit of such person's heirs, executors and administrators.

                  (ii) Special legal counsel selected to make determinations under this Article may be counsel for the Corporation.

                  (iii) Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled, including, without limitation, the mandatory indemnification of directors pursuant to Section 13.1-698 of the Act and the mandatory indemnification of officers pursuant to Section 13.1-702 of the Act, as they exist on the date these Articles are effective or on the date of an amendment hereto, indemnification pursuant to a valid contract, indemnification by legal entities other than the Corporation and indemnification under policies of insurance purchased and maintained by the Corporation or others. No person shall be entitled to indemnification by the Corporation, however, to the extent such person is indemnified by another, including an insurer.

                  (iv) The Corporation is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Corporation or any other legal entity at the request of the Corporation regardless of the Corporation's power to indemnify against such liability.

                  (v) The provisions of this Article shall not be deemed to preclude the Corporation from entering into contracts otherwise permitted by law with any individuals or legal entities, including those named above.

                  (vi) If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article and, to this end, the provisions of this Article are severable.

         7.6 AMENDMENTS. The Bylaws may modify or amend this Article to expand the provisions of this Article. The Bylaws, however, may not restrict or limit the provisions of this Article. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

                                  ARTICLE VIII
                                     BYLAWS

         In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter or repeal the Bylaws.

                                   ARTICLE IX
                                   AMENDMENTS

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles in the manner now or hereafter provided in these Articles and by the laws of the Commonwealth of Virginia and all rights conferred on shareholders by these Articles are granted subject to this reservation.

                                    ARTICLE X
                               VOTING REQUIREMENTS

         Each of the following actions shall be approved by the holders of a majority of all the votes entitled to be cast on the action at a meeting at which a quorum exists: (1) the amendment or restatement of the Articles of Incorporation for which shareholder approval is required; (2) the merger, share exchange or consolidation of the Corporation with any other corporation, limited liability company, partnership or any other entity; or (3) the sale, lease, exchange or other disposal of all or substantially all of the Corporation's assets.


                                   ARTICLE XI
                            ADMINISTRATIVE PROCEDURES


         Meetings of shareholders may be held within or without the Commonwealth of Virginia, as the Bylaws may provide. The books of the Corporation may be kept outside the Commonwealth of Virginia at a place or places designated from time to time by the Board or in the Bylaws. Election of directors need not be by written ballot unless the Bylaws so provide.

                                   ARTICLE XII
                                  SUPERSESSION


         These restated Articles of Incorporation supersede and take the place of all existing Articles of Incorporation and all amendments.


                                  ARTICLE XIII
                                    EXISTENCE


     The Corporation shall have perpetual existence.



         I hereby certify that this is a true and correct copy of the Articles of Incorporation of Metro Information Services, Inc. recommended by the Board to the stockholders and approved by the stockholders on the _____ day of ___________________, 2000.


                        METRO INFORMATION SERVICES, INC.




                        By__________________________________
                                    Secretary

              DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED




      METRO INFORMATION SERVICES, INC. 2000 ANNUAL MEETING OF SHAREHOLDERS
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-3

1. ELECTION OF DIRECTOR:          JOHN H. FAIN                     / / FOR   / / WITHHOLD AUTHORITY

2. To approve an amendment to the Articles of Incorporation.       / / FOR   / / AGAINST   / / ABSTAIN

3. To ratify the selection of KPMG LLP as the Company's           / / FOR   / / AGAINST   / / ABSTAIN
   Independent Auditors.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the 2000 Annual Meeting and at any and all adjournments thereof.


Check appropriate box                 Date _____________    NO. OF SHARES
Indicate changes below:
Address Change?    / /        Name Change?  / /






                            SIGNATURE(S) IN BOX
                            Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        METRO INFORMATION SERVICES, INC.
              2000 ANNUAL MEETING OF SHAREHOLDERS - JUNE 13, 2000
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Metro Information Services, Inc. (the "Company"), hereby appoints John H. Fain, Andrew J. Downing and Robert J. Eveleigh, and each of them, as proxies, each with the power to appoint a substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of stock of the Company held of record by the undersigned on April 17, 2000, at the 2000 Annual Meeting of Shareholders of the Company to be held on June 13, 2000 at 2:30 p.m. and at any and all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR EACH DIRECTOR POSITION, "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION, AND "FOR" THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS. THESE MATTERS ARE DESCRIBED IN MORE DETAIL IN TH COMPANY'S PROXY STATEMENT.












             (Continued and to be signed and dated on reverse side)